Exhibit 4.2


                             PROCERA NETWORKS, INC.

                            SPECIAL WARRANT AGREEMENT

                         COMMON STOCK AT $2.00 PER SHARE

     THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED BY INVESTOR FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH STATE LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND SUCH STATE LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     THE COMPANY IS RELYING ON CERTAIN FEDERAL AND STATE LAWS, POLICIES AND JUDICIAL PRECEDENTS WHICH EXEMPT THIS OFFERING FROM THE NECESSITY OF REGISTRATION. AS A CONSEQUENCE, SUCH SECURITIES WILL BE REQUIRED TO BE HELD INDEFINITELY UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THERE IS NO PUBLIC MARKET FOR THE SECURITIES AND NONE IS LIKELY TO DEVELOP. THE COMPANY IS UNDER NO OBLIGATION TO REGISTER THE SECURITIES UNDER THE SECURITIES ACT.

     This Special Warrant Agreement (the "Special Warrant") is entered into this __ day of November, 2003, by and between Procera Networks, Inc. (the "Company") and ________________ (the "Holder"). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. ISSUANCE OF SPECIAL WARRANTS. The Company, subject to the terms and conditions hereinafter set forth, hereby issues warrants ("Special Warrants") to purchase ___________ (______________) shares of Company's Common Stock (the "Shares") pursuant to the Subscription Agreement of even date herewith, executed and delivered by the parties (the "Subscription"). The Purchase Price upon exercise of the Special Warrants shall be Two Dollars ($2.00) per Share of Common Stock Purchased subject to adjustment in accordance with Paragraph 9 of this Special Warrant. In addition, upon the Exercise of this Special Warrant, the Company shall grant the Holder warrants to purchase one Share for each Share purchased pursuant to this Special Warrant pursuant to a form of warrant agreement  attached  hereto as Annex 1.  The number of Shares issued pursuant to
                               -------
this Special Warrant shall also be governed by the anti-dilution provisions set forth in Sections 4(m) and (n) of the Subscription and those sections are hereby incorporated by reference in this Special Warrant.

     2. TERM. Notwithstanding anything else to the contrary herein, the obligations of the parties shall terminate in and no Shares shall be issued and the Holder shall not deliver the Purchase Price if the Effective Date, defined in Section 3 below, occurs more than 180 days after the Closing of the Offering, as such term is defined in the Subscription.

     3.     EXERCISE.

          (a) The Special Warrants shall be automatically exercised immediately upon the declaration of the effectiveness (the "Effective Date") of the Company's registration statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") in accordance with that certain Registration Rights Agreement of even date herewith.

          (b) On or before five (5) business days after delivery by the Company to the Holder of the notice of the effectiveness of the Registration Statement, the Holder shall deliver to the Company a certified check or wire transfer in lawful money of the United States in the amount of the Purchase Price multiplied by the number of Shares to be received.

          (c) Upon delivery of the Purchase Price described above, the Company shall immediately cause to be issued a certificate or certificates representing the Shares issued upon exercise of the Special Warrant. Such Shares shall be validly issued, fully paid and non-assessable. The Shares, upon issuance, shall be freely trading and unrestricted.

          (d) The Special Warrants shall be deemed to have been exercised immediately prior to the close of business on the day the Company delivers the notice described in Section 2(b), and the Holder shall be deemed the holder of record of the Shares issuable upon such exercise at such time.

     4. REPRESENTATIONS AND WARRANTIES OF THE HOLDER. In consideration of the Company's acceptance of the Subscription, I make the following representations and warranties to the Company, to its principals, and to participating broker-dealers, if any, jointly and severally, which warranties and representations shall survive the exercise, whole or partial, of this Special Warrant:

          (a) I have had the opportunity to ask questions and receive any additional information from persons acting on behalf of the Company to verify my understanding of the terms thereof and of the Company's business and status thereof, and that no oral information furnished to the undersigned or my advisors in connection with this Special Warrant has been in any way inconsistent with other documentary information provided.

          (b) I acknowledge that I have not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the Shares.

          (c) When purchased, the Shares will be purchased for my own account for long-term investment and not with a view to immediately re-sell the Shares. No other person or entity will have any direct or indirect beneficial interest in, or right to, the Shares. I or my agents or investment advisors have such knowledge and experience in financial and business matters that will enable me to utilize the information made available to me in connection with the purchase of the Shares to evaluate the merits and risks thereof and to make an informed investment decision.

          (d) I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or qualified under the California Securities Law, or any other applicable blue sky laws, in reliance, in part, on my representations, warranties and agreements made herein.

          (e) Other than the rights specifically set forth in the Procera Registration Rights Agreement, I represent, warrant and agree that the Company and the officers of the Company (the "Company's Officers") are under no obligation to register or qualify the Shares under the Securities Act or under any state securities law, or to assist the undersigned in complying with any exemption from registration and qualification.

          (f)     I represent that I meet the criteria for participation because
(i) I have a preexisting personal or business relationship with the Company or one or more of its partners, officers, directors or controlling persons or (ii) by reason of my business or financial experience, or by reason of the business or financial experience of my financial advisors who are unaffiliated with, and are not compensated, directly or indirectly, by the Company or any affiliate or selling agent of the Company, I am capable of evaluating the risk and merits of an investment in the Shares and of protecting my own interests; AND

               (i)     I  have  minimum  net  worth  in excess of $1,000,000, or

               (ii) I have income in excess of $200,000 or joint income with my spouse in excess of $300,000 in each of the two most recent years, and I/we have a reasonable expectation of reaching the same income level in the current year; or

               (iii)     I am a director or executive officer of the Company; or

               (iv) If a trust, the trust has total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the Shares and the purchase was directed by a sophisticated person as described in 7 CFR Sec. 230.506(b)(2)(ii); or

               (v) If a corporation or partnership, the corporation or partnership has total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the Shares; or

               (vi) If an entity, all of the equity owners meet the criteria for participation set forth in this Paragraph 2(f).

          (g) I understand that the Shares are illiquid, and until registered with the Securities Exchange Commission or an exemption from registration becomes available, cannot be readily sold as there will not be a public market for them and that I may not be able to sell or dispose of the Shares, or to utilize the Shares as collateral for a loan. I must not purchase the Shares unless I have liquid assets sufficient to assure myself that such purchase will cause me no undue financial difficulties and that I can still provide for my current and possible personal contingencies, and that the commitment herein for the Shares, combined with other investments of mine, is reasonable in relation to my net worth.

          (h) I understand that my right to transfer the Shares will be restricted against unless the transfer is not in violation of the Securities Act, the California Securities Law, and any other applicable state securities laws (including investment suitability standards), that the Company will not consent to a transfer of the Shares unless the transferee represents that such transferee meets the financial suitability standards required of an initial participant and that the Company has the right, in its absolute discretion, to refuse to consent to such transfer.

          (i) I have been advised to consult with my own attorney or attorneys regarding all legal matters concerning an investment in the Company and the tax consequences of purchasing the Shares, and have done so, to the extent I consider necessary.

          (j) I acknowledge that the tax consequences to me of investing in the Company will depend on my particular circumstances, and neither the Company, the Company's Officers, any other investors, nor the partners, shareholders, members, managers, agents, officers, directors, employees, affiliates or consultants of any of them, will be responsible or liable for the tax consequences to me of an investment in the Company. I will look solely to and rely upon my own advisers with respect to the tax consequences of this investment

          (k) All information which I have provided to the Company concerning myself, my financial position and my knowledge of financial and business matters is truthful, accurate, correct and complete as of the date set forth herein.

     5. AGREEMENT TO INDEMNIFY COMPANY. I hereby agree to indemnify and hold harmless the Company, its principals, the Company's officers, directors attorneys, and agents, from any and all damages, costs and expenses (including actual attorneys' fees) which they may incur (i) by reason of my failure to fulfill any of the terms and conditions of this Special Warrant, (ii) by reason of my breach of any of my representations, warranties or agreements contained herein; (iii) with respect to any and all claims made by or involving any person, other than me personally, claiming any interest, right, title, power or authority in respect to the Shares. I further agree and acknowledge that these indemnifications shall survive any sale or transfer, or attempted sale or transfer, of any portion of the Shares.

     6. AGREEMENT TO INDEMNIFY HOLDER. The Company hereby agrees to indemnify and hold harmless the Holder, its principals, officers, directors attorneys, and agents, from any and all damages, costs and expenses (including actual attorneys' fees) which they may incur (i) by reason of the Company's failure to fulfill any of the terms and conditions of this Special Warrant, and
(ii) by reason of its breach of any of my representations, warranties or agreements contained in this Special Warrant.

     7. EXECUTION AUTHORIZED. If this Special Warrant is executed on behalf of a corporation, partnership, trust or other entity, the undersigned has been duly authorized and empowered to legally represent such entity and to execute this Special Warrant and all other instruments in connection with the Shares and the signature of the person is binding upon such entity.

     8. ADOPTION OF TERMS AND PROVISIONS. The Holder hereby adopts, accepts and agrees to be bound by all the terms and provisions hereof.

     9. ANTI-DILUTION ADJUSTMENTS. The Special Warrants granted hereunder and the Purchase Price thereof shall be subject to adjustment from time to time upon the happening of certain events as set forth below. Notwithstanding the above or any provision of this Special Warrant, no adjustment shall be made to the Purchase Price or the amount of Special Warrants granted hereunder once the shares of Company's Common Stock have been offered for sale in connection with an initial public offering.

          (a) Stock Splits and Dividends. If outstanding shares of the Company Common Stock shall be split into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such split or at the record date of such dividend shall simultaneously with the effectiveness of such split or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of Shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of Shares purchasable upon the exercise of this Special Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Special Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

          (b) Reclassification, Etc. In case there occurs any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Special Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, or reorganization shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which the Holder would have been entitled upon such consummation if the Holder had exercised this Special Warrant immediately prior thereto, all subject to further adjustment pursuant to the provisions of this Section.

          (c) Adjustment Certificate. When any adjustment is required to be made in the Shares or the Purchase Price pursuant to this Section, the Company shall promptly mail to the Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Purchase Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Special Warrant shall be exercisable after such adjustment.

     10. RESERVATION OF SHARES. The Company shall at all times keep reserved a sufficient number of authorized Shares to provide for the exercise of the Special Warrants in full.

     11. NON-TRANSFERABILITY. The Special Warrants issued hereunder and any and all Shares issued upon the automatic exercise of the Special Warrants are not transferable.

     12. VOTING. Nothing contained in this Special Warrant shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect to any meeting of shareholders for the election of directors of the Company or for any other purpose not specified herein.

     13.     MISCELLANEOUS.

          (a) Amendment. This Special Warrant may be amended only by written agreement between the Company and the Holder.

          (b) Notice. Any notice, demand or request required or permitted to be given under this Special Warrant will be in writing and will be deemed sufficient when delivered personally or with a commercial courier service, with postage prepaid, and addressed, if to the Company, at its principal place of business, attention the President, and if to the Holder, at the Holder's address as shown on the stock records of the Company.

          (c) Further Assurances. Both parties agree to execute any additional documents necessary to carry out the purposes of this Special Warrant.

          (d) Severability. If any provision of this Special Warrant is held by any court of competent jurisdiction to be illegal, unenforceable or void, such provision will be enforced to the greatest extent possible and all other provisions of this Special Warrant will continue in full force and effect.

          (e) Governing Law. This Special Warrant will be interpreted and enforced in accordance with California Law as applied to agreements made and performed in California.

          (f) Entire Agreement; Successors and Assigns. This Special Warrant and the documents and instruments attached hereto constitute the entire agreement between the Holder and the Company relative to the subject matter hereof. Any previous agreements between the parties are superseded by this Special Warrant. Subject to any exceptions specifically set forth in this Special Warrant, the terms and conditions of this Special Warrant shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.

          (g)     Headings.  The  headings  of  the  Paragraphs  of this Special
Warrant are for convenience and shall not by themselves determine the interpretation of this Special Warrant.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Special Warrant as of the date first set forth above.

                                    "COMPANY"

                                    PROCERA NETWORKS, INC.,
                                    A NEVADA CORPORATION


                                    By:  /s/  Doug Glader
                                         ------------------------------------
                                         Doug Glader, Chief Executive Officer

                                    Date: December 5, 2003



                                    "HOLDER"


                                    ___________________________________________
                                    (Company Name)

                                    By:________________________________________

                                    Print:_____________________________________

                                    Title:_____________________________________

                                    Date: _____________________________, 2003

                                     ANNEX 1
                                     -------

                             PROCERA NETWORKS, INC.

                                WARRANT AGREEMENT

                   RESTRICTED COMMON STOCK AT $2.00 PER SHARE

     THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED BY INVESTOR FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH STATE LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND SUCH STATE LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     THE COMPANY IS RELYING ON CERTAIN FEDERAL AND STATE LAWS, POLICIES AND JUDICIAL PRECEDENTS WHICH EXEMPT THIS OFFERING FROM THE NECESSITY OF REGISTRATION. AS A CONSEQUENCE, SUCH SECURITIES WILL BE REQUIRED TO BE HELD INDEFINITELY UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THERE IS NO PUBLIC MARKET FOR THE SECURITIES AND NONE IS LIKELY TO DEVELOP. THE COMPANY IS UNDER NO OBLIGATION TO REGISTER THE SECURITIES UNDER THE SECURITIES ACT.

     This Warrant Agreement (the "Agreement") is entered into this __ day of ________________, 200_, by and between Procera Networks, Inc. (the "Company") and ________________ (the "Holder"). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. ISSUANCE OF WARRANTS. The Company, subject to the terms and conditions hereinafter set forth, hereby issues Warrants ("Warrants") to purchase ___________ (______________) shares of Company Common Stock (the "Shares") pursuant to the Special Warrant Agreement of even date herewith, executed and delivered by the parties (the "Special Warrants"). The Purchase Price upon exercise of the Warrants shall be Two Dollars ($2.00) per Share of Common Stock Purchased subject to adjustment in accordance with Paragraph 5 of this Agreement.

     2. TERM. The Warrants may be exercised at any time after the date set forth above and for a period of one (1) year following the date on which the registration statement (the "Registration Statement") for the Shares has been declared effective (the "Effective Date") by the Securities and Exchange Commission.

     3.     EXERCISE.

          (a) The Holder shall exercise the Warrants granted hereunder, in whole or in part, by delivering to the Company at the office of the Company, or at such other address as the Company may designate by notice in writing to the holder hereof, (1) the Notice of Exercise attached hereto as Schedule 1 and
                                                                  ----------
incorporated herein by reference and, (2) a certified check or wire transfer in lawful money of the United States in the amount of the Purchase Price multiplied by the number of Shares to be received.

          (b) Upon delivery of the items set forth in (a) above, the Holder shall be entitled to receive a certificate or certificates representing the Shares issued upon exercise of the Warrants. Such Shares shall be validly issued, fully paid and non-assessable.

          (c) Warrants shall be deemed to have been exercised immediately prior to the close of business on the day of such delivery, and the Holder shall be deemed the holder of record of the Shares issuable upon such exercise at such time. The Warrants may be exercised in whole or in part and from time to time as the Holder may determine.

          (d) Upon any partial exercise, at the request of the Company, this Agreement shall be surrendered and a new Warrant Agreement evidencing the right to purchase the number of Shares not purchased upon such exercise shall be issued to the Holder.

          (e) Any portion of this Warrant that is converted shall be immediately canceled. This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the shares of stock issuable upon such conversion shall be treated for all purposes as Holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares issuable upon such conversion. If the Warrant shall be converted for less than the total number of shares of the Warrant then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the shares purchasable hereunder upon the same terms and conditions set forth herein.

     4. REPRESENTATIONS AND WARRANTIES OF THE HOLDER. In consideration of the Company's acceptance of the Subscription, I make the following representations and warranties to the Company, to its principals, and to participating broker-dealers, if any, jointly and severally, which warranties and representations shall survive the exercise, whole or partial, of this
Warrant:

          (a) I have had the opportunity to ask questions and receive any additional information from persons acting on behalf of the Company to verify my understanding of the terms thereof and of the Company's business and status thereof, and that no oral information furnished to the undersigned or my advisors in connection with this Warrant has been in any way inconsistent with other documentary information provided.

          (b) I acknowledge that I have not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the Shares.

          (c) When purchased, the Shares will be purchased for my own account for long-term investment and not with a view to immediately re-sell the Shares. No other person or entity will have any direct or indirect beneficial interest in, or right to, the Shares. I or my agents or investment advisors have such knowledge and experience in financial and business matters that will enable me to utilize the information made available to me in connection with the purchase of the Shares to evaluate the merits and risks thereof and to make an informed investment decision.

          (d) I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or qualified under the California Securities Law, or any other applicable blue sky laws, in reliance, in part, on my representations, warranties and agreements made herein.

          (e) Other than the rights specifically set forth in the Procera Registration Rights Agreement, I represent, warrant and agree that the Company and the officers of the Company (the "Company's Officers") are under no obligation to register or qualify the Shares under the Securities Act or under any state securities law, or to assist the undersigned in complying with any exemption from registration and qualification.

          (f)     I represent that I meet the criteria for participation because
(i) I have a preexisting personal or business relationship with the Company or one or more of its partners, officers, directors or controlling persons or (ii) by reason of my business or financial experience, or by reason of the business or financial experience of my financial advisors who are unaffiliated with, and are not compensated, directly or indirectly, by the Company or any affiliate or selling agent of the Company, I am capable of evaluating the risk and merits of an investment in the Shares and of protecting my own interests; AND

               (i)     I  have  minimum  net  worth  in excess of $1,000,000, or

               (ii) I have income in excess of $200,000 or joint income with my spouse in excess of $300,000 in each of the two most recent years, and I/we have a reasonable expectation of reaching the same income level in the current year; or

               (iii)    I am a director or executive officer of the Company; or

               (iv) If a trust, the trust has total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the Shares and the purchase was directed by a sophisticated person as described in 7 CFR Sec. 230.506(b)(2)(ii); or

               (v) If a corporation or partnership, the corporation or partnership has total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the Shares; or

               (vi) If an entity, all of the equity owners meet the criteria for participation set forth in this Paragraph 2(f).

          (g) I understand that the Shares are illiquid, and until registered with the Securities Exchange Commission or an exemption from registration becomes available, cannot be readily sold as there will not be a public market for them and that I may not be able to sell or dispose of the Shares, or to utilize the Shares as collateral for a loan. I must not purchase the Shares unless I have liquid assets sufficient to assure myself that such purchase will cause me no undue financial difficulties and that I can still provide for my current and possible personal contingencies, and that the commitment herein for the Shares, combined with other investments of mine, is reasonable in relation to my net worth.

          (h) I understand that my right to transfer the Shares will be restricted against unless the transfer is not in violation of the Securities Act, the California Securities Law, and any other applicable state securities laws (including investment suitability standards), that the Company will not consent to a transfer of the Shares unless the transferee represents that such transferee meets the financial suitability standards required of an initial participant and that the Company has the right, in its absolute discretion, to refuse to consent to such transfer.

          (i) I have been advised to consult with my own attorney or attorneys regarding all legal matters concerning an investment in the Company and the tax consequences of purchasing the Shares, and have done so, to the extent I consider necessary.

          (j) I acknowledge that the tax consequences to me of investing in the Company will depend on my particular circumstances, and neither the Company, the Company's Officers, any other investors, nor the partners, shareholders, members, managers, agents, officers, directors, employees, affiliates or consultants of any of them, will be responsible or liable for the tax consequences to me of an investment in the Company. I will look solely to and rely upon my own advisers with respect to the tax consequences of this investment

          (k) All information which I have provided to the Company concerning myself, my financial position and my knowledge of financial and business matters is truthful, accurate, correct and complete as of the date set forth herein.

     5. AGREEMENT TO INDEMNIFY COMPANY. I hereby agree to indemnify and hold harmless the Company, its principals, the Company's officers, directors attorneys, and agents, from any and all damages, costs and expenses (including actual attorneys' fees) which they may incur (i) by reason of my failure to fulfill any of the terms and conditions of this Warrant, (ii) by reason of my breach of any of my representations, warranties or agreements contained herein;
(iii) with respect to any and all claims made by or involving any person, other than me personally, claiming any interest, right, title, power or authority in respect to the Shares. I further agree and acknowledge that these indemnifications shall survive any sale or transfer, or attempted sale or transfer, of any portion of the Shares.

     6. EXECUTION AUTHORIZED. If this Warrant is executed on behalf of a corporation, partnership, trust or other entity, the undersigned has been duly authorized and empowered to legally represent such entity and to execute this Warrant and all other instruments in connection with the Shares and the signature of the person is binding upon such entity.

     7. ADOPTION OF TERMS AND PROVISIONS. The Holder hereby adopts, accepts and agrees to be bound by all the terms and provisions hereof.

     8. ANTI-DILUTION ADJUSTMENTS. The Warrants granted hereunder and the Purchase Price thereof shall be subject to adjustment from time to time upon the happening of certain events as set forth below. Notwithstanding the above or any provision of this Agreement, no adjustment shall be made to the Purchase Price or the amount of Warrants granted hereunder once the shares of Company's Common Stock have been offered for sale in connection with an initial public offering.

          (a) Stock Splits and Dividends. If outstanding shares of the Company Common Stock shall be split into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such split or at the record date of such dividend shall simultaneously with the effectiveness of such split or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of Shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

          (b) Reclassification, Etc. In case there occurs any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, or reorganization shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which the Holder would have been entitled upon such consummation if the Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment pursuant to the provisions of this Section.

          (c) Adjustment Certificate. When any adjustment is required to be made in the Shares or the Purchase Price pursuant to this Section, the Company shall promptly mail to the Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Purchase Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

     9. RESERVATION OF SHARES. The Company shall at all times keep reserved a sufficient number of authorized Shares to provide for the exercise of the Warrants in full.

     10. NON-TRANSFERABILITY. Unless the Company consents in writing, the Warrants issued hereunder and any and all Shares issued upon exercise of the Warrants are not transferable, except to a related party of the Holder.

     11. VOTING. Nothing contained in this Agreement shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect to any meeting of shareholders for the election of directors of the Company or for any other purpose not specified herein.

     12.     MISCELLANEOUS.

          (a) Amendment. This Agreement may be amended only by written agreement between the Company and the Holder.

          (b) Notice. Any notice, demand or request required or permitted to be given under this Agreement will be in writing and will be deemed sufficient when delivered personally or with a commercial courier service, with postage prepaid, and addressed, if to the Company, at its principal place of business, attention the President, and if to the Holder, at the Holder's address as shown on the stock records of the Company.

          (c) Further Assurances. Both parties agree to execute any additional documents necessary to carry out the purposes of this Agreement.

          (d) Severability. If any provision of this Agreement is held by any court of competent jurisdiction to be illegal, unenforceable or void, such provision will be enforced to the greatest extent possible and all other provisions of this Agreement will continue in full force and effect.

          (e) Governing Law. This Agreement will be interpreted and enforced in accordance with California Law as applied to agreements made and performed in California.

          (f) Entire Agreement; Successors and Assigns. This Agreement and the documents and instruments attached hereto constitute the entire agreement between the Holder and the Company relative to the subject matter hereof. Any previous agreements between the parties are superseded by this Agreement. Subject to any exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.

          (g) Headings. The headings of the Paragraphs of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

                                   SCHEDULE 1
                                   ----------

                               NOTICE OF EXERCISE


To:  PROCERA  NETWORKS,  INC.

     (1)     _______________ ("Holder") hereby elects to purchase ______________
shares of Common Stock of Procera Networks, Inc. (the "Company") pursuant to the terms of the Warrant Agreement executed by the Holder and the Company, dated _____________ ___, 200_ and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

     (2) Please issue a certificate or certificates representing said shares in the name of the Holder or in such other name as is specified below.


                                    "HOLDER"



                                    ________________________________________
                                    (Company  Name)

                                    By:_____________________________________

                                    Print:__________________________________

                                    Title:__________________________________

                                    Date: _______________________ ,  2003